SUB-ITEM 77Q1(a)



                                 AMENDMENT NO. 9
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS


        This Amendment No. 9 to the Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of May 1, 2002, the Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of December 6, 1999, as amended (the "Agreement").

        Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

        NOW, THEREFORE, the Agreement is hereby amended as follows:

        1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF


         SERIES I SHARES
         ---------------

         AIM V.I. Aggressive Growth Fund
         AIM V.I. Balanced Fund
         AIM V.I. Basic Value Fund
         AIM V.I. Blue Chip Fund
         AIM V.I. Capital Appreciation Fund
         AIM V.I. Capital Development Fund
         AIM V.I. Core Growth Fund
         AIM V.I. Dent Demographic Trends Fund
         AIM V.I. Diversified Income Fund
         AIM V.I. Global Utilities Fund
         AIM V.I. Government Securities Fund
         AIM V.I. Growth Fund
         AIM V.I. High Yield Fund
         AIM V.I. International Growth Fund
         AIM V.I. Mid Cap Core Equity Fund
         AIM V.I. Money Market Fund
         AIM V.I. New Technology Fund
         AIM V.I. Premier Equity Fund

         SERIES II SHARES
         ----------------

         AIM V.I. Aggressive Growth Fund
         AIM V.I. Balanced Fund
         AIM V.I. Basic Value Fund


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         AIM V.I. Blue Chip Fund
         AIM V.I. Capital Appreciation Fund
         AIM V.I. Capital Development Fund
         AIM V.I. Core Growth Fund
         AIM V.I. Dent Demographic Trends Fund
         AIM V.I. Diversified Income Fund
         AIM V.I. Global Utilities Fund
         AIM V.I. Government Securities Fund
         AIM V.I. Growth Fund
         AIM V.I. High Yield Fund
         AIM V.I. International Growth Fund
         AIM V.I. Mid Cap Core Equity Fund
         AIM V.I. Money Market Fund
         AIM V.I. New Technology Fund
         AIM V.I. Premier Equity Fund"

        2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

        3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

        IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 14, 2002.



                                                By: /s/ Robert H. Graham
                                                    -------------------------
                                                    Name:  Robert H. Graham
                                                    Title: President


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